HOLLYFRONTIER INVESTOR PRESENTATION March 2022

Disclosure Statement 2 Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations are intended to identify forward-looking statements. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation (“HollyFrontier”) and/or Holly Energy Partners, L.P. (“HEP”), and actual results may differ materially from those discussed during the presentation. These statements are based on management’s beliefs and assumptions using currently available information and expectations as of the date thereof, are not guarantees of future performance and involve certain risks and uncertainties. All statements concerning HollyFrontier’s expectations for future results of operations are based on forecasts for our existing operations and do not include the potential impact of any future acquisitions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, the ability of HollyFrontier and HEP to successfully close the pending acquisition of Sinclair Oil Corporation and Sinclair Transportation Company (collectively, “Sinclair,” and such transactions, the “Sinclair Transactions”) or, once closed, integrate the operations of Sinclair with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline, the satisfaction or waivers of the conditions precedent to the proposed Sinclair Transactions, including, without limitation, regulatory approvals (including clearance by antitrust authorities necessary to complete the Sinclair Transactions on the terms and timeline desired), risks relating to the value of HollyFrontier’s new parent’s common stock and the value of HEP’s common units to be issued at the closing of the Sinclair Transactions from sales in anticipation of closing and from sales by the Sinclair holders following the closing of the Sinclair Transactions, the cost and potential for a delay in closing as a result of litigation challenging the Sinclair Transactions, the ability of HollyFrontier to successfully integrate the operation of the Puget Sound refinery with its existing operations, the demand for and supply of crude oil and refined products, including uncertainty regarding the effects of the continuing COVID-19 pandemic on future demand, and increasing societal expectations that companies address climate change, risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in HollyFrontier’s and HEP’s markets, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products or lubricant and specialty products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the workforce or in response to reductions in demand, effects of current and/or future governmental and environmental regulations and policies, including the effects of current and/or future restrictions on various commercial and economic activities in response to the COVID-19 pandemic, the availability and cost of financing to HollyFrontier and HEP, the effectiveness of HollyFrontier’s and HEP’s capital investments and marketing strategies, HollyFrontier's and HEP’s efficiency in carrying out and consummating construction projects, including HollyFrontier’s and HEP’s ability to complete announced capital projects, such as the construction of the Artesia renewable diesel unit and pretreatment unit, on time and within capital guidance, HollyFrontier’s and HEP’s ability to timely obtain or maintain permits, including those necessary for operations or capital projects, HollyFrontier's ability to acquire refined or lubricant product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations, the possibility of terrorist or cyberattacks and the consequences of any such attacks, uncertainty regarding the effects and duration of global hostilities and any associated military campaigns, which may disrupt crude oil supplies and markets for our refined products and create instability in the financial markets that could restrict our ability to raise capital, general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States, a prolonged economic slowdown due to the COVID-19 pandemic could result in an impairment of goodwill and/or long-lived asset impairments, and other financial, operational, and legal risks. Additional information on risks and uncertainties that could affect the business prospects and performance of HollyFrontier and HEP is provided in the most recent reports of HollyFrontier and HEP filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HollyFrontier and HEP undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Executive Summary Positioned for Value Creation Across all Segments 3 MIDSTREAM SPECIALTY LUBRICANTSREFINING RENEWABLES  Inland merchant refiner  5 refineries in the Mid- Continent, West and Pacific Northwest regions  Flexible refining system with fleet wide discount to WTI  Premium product markets versus Gulf Coast  Organic initiatives to drive growth and enhance returns  Disciplined capital structure & allocation  Puget Sound Refinery acquisition closed November 1, 2021  Operate crude and product pipelines, loading racks, terminals and tanks in and around HFC’s refining assets  HFC owns 57% of the LP Interest in HEP and the non-economic GP interest  Eliminated IDRs in 2017 to simplify structure  Approximately 76% of revenues tied to long term contracts and minimum volume commitments1  Integrated specialty lubricants producer with 34,000 barrels per day of production capacity  Sells finished lubricants & products in >80 countries under Petro-Canada Lubricants, Sonneborn, Red Giant Oil & HollyFrontier product lines  Production facilities in Mississauga, Ontario; Tulsa, Oklahoma; Petrolia, Pennsylvania; & the Netherlands  One of the largest North American white oil & group III base oil producers  Construction of 9,000 BPD Renewable Diesel Unit at Artesia, NM Refinery expected to be completed in Q2 2022  6,000 BPD Renewable Diesel Unit at Cheyenne, WY Refinery completed in Q4 2021  Construction of Pre- Treatment Unit providing feedstock flexibility expected to be completed in Q1 2022 1. As of December 31, 2021.

HollyFrontier Asset Footprint 4 Note: Cheyenne Renewable Diesel facility completed Q4 2021. Artesia Renewable Diesel facility expected to be completed in Q2 2022.

5 Proximity to North American Crude Production Laid in Crude Advantage 1. Reflects removal of Cheyenne Refinery data due to conversion of Cheyenne to Renewable Diesel Facility in Q3 2020.  Beneficiary of inland coastal crude discount across entire refining system  100% of HFC’s purchased crude barrels are “WTI” price based  Refinery location and configuration enables a fleet-wide crude slate discounted to WTI  Approximately 110,000 – 130,000 barrels per day Canadian, primarily heavy sweet and sour crude1  Approximately 140,000 – 160,000 barrels per day of Permian crude 47% 31% 12% 4% 6% Sweet Sour Heavy Wax Crude Other 2021 Average Crude Slate

6 1. Gulf Coast: CBOB Unleaded 84 Octane Spot Price, Group 3: Unleaded 84 Octane Spot Price, Chicago: Unleaded CBOB 84 Octane Spot Price, Denver: CBOB 81.5 Octane Rack Price, Phoenix: CBG 84 Octane Rack Price, SLC: CBOB 81.5 Octane Rack Price, Las Vegas: CBOB 84 Octane Rack Price. Source: GlobalView 2. Source: GlobalView High Value Premium Product Markets Product Pricing vs. Gulf Coast $/bbl Regional ULSD Pricing vs Gulf Coast2 $/bbl Regional Gasoline Pricing vs Gulf Coast1 $1.43 $1.14 $5.08 $7.18 $12.17 $8.54 $(5) $- $5 $10 $15 $20 $25 Group 3 vs GC Chicago vs GC Denver vs GC Phoenix vs GC Salt Lake vs GC Las Vegas vs GC 2015 2016 2017 2018 2019 2020 2021 Average $1.47 $1.56 $6.71 $12.10 $11.93 $12.97 $(5) $- $5 $10 $15 $20 $25 Group 3 vs GC Chicago vs GC Denver vs GC Phoenix vs GC Salt Lake vs GC Las Vegas vs GC 2015 2016 2017 2018 2019 2020 2021 Average

7 Refining Segment Earnings Power1 21.17 14.44 19.14 20.62 21.26 12.19 $21.03 $10 $15 $20 2015 2016 2017 2018 2019 2020 2021 Mid-Cycle Refining EBITDA Gulf Coast 3-2-1 Crack $10.00 Brent/WTI Spread $4.00 Product Transportation to HFC Markets $4.00 HFC Index $18.00 Capture Rate 70% Realized Gross Margin Per Barrel $12.60 Operating Expense Per Barrel $5.75 Target Throughput2 540,000 Refining SG&A (millions) $150 Mid-Cycle Refining EBITDA $1.2 B HFC Consolidated 3-2-1 Index $/Barrel 1. Includes contribution from Puget Sound Refinery. 2. Reflects removal of Cheyenne Refinery data due to conversion of Cheyenne to Renewable Diesel Facility in Q3 2020. Note: Illustrative Mid-Cycle Refining EBITDA based on management’s expectations.

8 Puget Sound Refinery Acquisition Transaction Overview Puget Sound Refinery (Anacortes, WA)  Aggregate cash consideration of $624 million1  $350 million cash purchase price plus approximately $278 million of inventory and closing adjustments1  Funded with one year suspension of quarterly dividend and cash on hand  Expect to generate approximately $150-200 million of annual EBITDA (Mid-Cycle EBITDA)  Expect to be immediately EPS2 and Free Cash Flow3 accretive  1.5-2.0x historic EBITDA multiple net of inventory  Transaction closed on November 1, 2021 1. Includes closing adjustments and accrued liabilities of $3.6 million. 2. EPS: Earnings Per Share (see definitions page in Appendix). 3. See definitions page in Appendix.

9 Puget Sound Refinery Acquisition Assets Acquired  The Puget Sound Refinery (PSR) is a large, complex refinery with catalytic cracking and delayed coking units and a history of strong Free Cash Flow1 generation • ~149 mbpd nameplate capacity2 • 9.3 Nelson Complexity3  Connectivity to source advantaged Canadian and Alaska North Slope (“ANS”) crudes  Ability to run a variety of light, medium, heavy sweet and sour crudes  High clean products mix with placement in economically-strong Pacific Northwest demand areas such as Washington, Oregon and British Columbia  Supplies jet demand for both Seattle-Tacoma (SeaTac), Portland and Vancouver airports  Optionality provided by logistics assets, including: • Marine Dock: two berths range from 36’ to 42’ in draft accommodating 42,000 to 125,000 DWT4 • Truck Rack: two-lane gasoline and diesel truck loading rack • Storage: 97 tanks with 5.8 mmbbls of crude oil, refined products, intermediates and other hydrocarbon storage capacity Seattle Tacoma Portland Vancouver Hardisty Marine Movement (ANS crude) Trans Mountain Pipeline (Canadian crude) Olympic Pipeline (Refined product) Marine Export (Refined product) 1. See definitions page in Appendix. 2. EIA Atmospheric Crude Distillation Capacity (barrels per stream day) 3. Based on Oil & Gas Journal 2020 Refining Survey; data as of 2019. 4. DWT: Dead-weight Tonnage

10 HollyFrontier Renewables Strategic Rationale  Plan to expand the renewables segment to become a meaningful part of HollyFrontier’s cash flow and diversify from traditional petroleum fuels refining  Consumer preference for low carbon fuels continues to grow, driving expansion of government renewable fuel programs, requirements and incentives to more states in the United States and across the world  HollyFrontier can leverage utilities and infrastructure at existing refineries for renewables production  Integrated solution to the Renewable Fuels Standard (RFS)  Strengthens ESG profile Renewables Business Profile Expected capacity to produce over 200 million gallons per year of renewable diesel with feedstock flexibility  Artesia Renewable Diesel Unit  ~120 million gallons per year capacity co- located at Artesia refinery  Cheyenne Renewable Diesel Unit  ~90 million gallons per year capacity through conversion of existing refinery  Pre-Treatment Unit (PTU)  Flexibility to process multiple feedstocks for both Artesia and Cheyenne  Expected total capital spend of approximately $800-$900 million1  Expected consolidated IRR 20-30% 1. Expected capital spend for periods 2019 through 2022.

11 HollyFrontier Renewable Diesel HollyFrontier is expected to produce over 200 million gallons per year of renewable diesel Renewable Diesel Defined  Renewable diesel is a cleaner burning fuel with over 50% lower greenhouse (GHG) emissions than conventional diesel  Renewable diesel is not biodiesel  Same feedstock  Different process  Chemically identical to conventional diesel  No blend limit, existing diesel fleet can run 100% with no risk to engine operation Economics  Increasing renewable diesel demand driven by diesel consumption and low-carbon fuel policy  Renewable diesel margin supported by RIN, Low Carbon Fuel Standard (LCFS) value and Blender’s Tax Credit (BTC) when in effect  Every gallon of renewable diesel generates 1.7 D4 RINs  Renewable diesel production expected to generate >1,000,000 LCFS credits year 1*  Every gallon of renewable diesel earns $1.00 in Blender’s Tax Credit in 2022 *Credit generation declines over time as the Carbon Intensity (CI) standard falls because credit generation is determined by renewable diesel Carbon Intensity value compared to the standard set by the California Air Resources Board

12 Artesia & Cheyenne Renewable Diesel Units 12 Expected capacity to produce ~120 million gallons per year of renewable diesel  HFC to construct greenfield Renewable Diesel Unit (RDU) co-located at the Navajo refinery  Includes rail infrastructure and storage tanks  Existing hydrogen and utilities provided by the refinery  Estimated completion date: Q2 2022 Artesia Renewable Diesel Unit Cheyenne Renewable Diesel Unit Expected capacity to produce ~90 million gallons per year of renewable diesel  HFC converted existing hardware to produce renewable diesel  Ceased crude refining operations in early August 2020  Utilizing existing infrastructure allows for shorter timeline and lower cost than greenfield construction  Completion date: Q4 2021

13 Pre-Treatment Unit Feedstock Flexibility Pre-treatment capacity allows our renewable diesel plants to process a variety of feedstock Project Details  HFC to construct pre-treatment unit to provide flexibility and upgrade of feedstock  Designed to treat degummed “unrefined” soybean oil, bleachable fancy tallow and distillers corn oil  Feedstock flexibility mitigates single feedstock risk  Lower carbon intensity feedstock (tallow and distillers corn oil) increases LCFS value  Located in Artesia, NM  Expected to cover ~80% of HollyFrontier’s total feedstock requirements  Estimated completion date: Q1 2022

14 Operate a system of petroleum product and crude pipelines, storage tanks, distribution terminals and loading rack facilities located near HFC’s refining assets in high growth markets  Revenues are nearly 100% fee-based with de minimis commodity risk  Customer base consisting of refining companies (contracts not with E&Ps)  Minimum Volume Commitments (MVCs) comprise approximately 76% of total revenue1  Substantially all MVC revenues tied to PPI or FERC  IDR simplification transaction completed in 2017 Financial Guidance & Targets:  Maintain annual distribution of $1.40 per LP unit for 2022  Target distribution coverage at or above 1.3x (1.8x as of Q4 2021)  Target leverage of 3.0-3.5x (3.9x as of Q4 2021)  Self-funding model to cover all planned capital expenditures and distributions with cash flow from operations Holly Energy Partners Business Profile 1. Per HEP 10-K for the quarter ending December 31, 2021.

15 1. Unit Count as of December 31, 2021. 2. Based on HEP unit closing price on February 22, 2022. 15 100% Interest 45.8mm HEP units1 43% LP Interest $766M Value2 59.6mm HEP units1 57% LP Interest $997M Value2 HOLLYFRONTIER CORPORATION (HFC) GENERAL PARTNER (GP) HOLLY LOGISTIC SERVICES, L.L.C. HOLLY ENERGY PARTNERS, L.P. (HEP) PUBLIC Non-economic GP Interest Ownership Structure Eliminated IDRs in 2017 to Simplify Structure

16 HEP Historical Growth

17 ORGANIC EXTERNAL TRANSACTIONS DROPDOWNS FROM HFC  Leverage HEP’s existing footprint to capitalize on commercial opportunities Contractual PPI/FERC Escalators Replace incumbent HFC service providers with HEP Pursue logistics assets in HEP’s current geographic region Replace incumbent HFC service providers with HEP  Leverage HFC refining and commercial footprint Participate in expected MLP sector consolidation Partnering with HFC to build and/or acquire new assets / businesses  Target high tax basis assets with durable cash flow characteristics that also add to HFC EBITDA HEP Avenues for Growth Example: Frontier Pipeline Expansion Example: Cushing Connect JV Example: El Dorado Processing Units

18 Deal Highlights JV estimated total capital of $130 million with expected initial EBITDA1 multiple of 8x-9x. HEP to build and operate pipeline, PAA to build terminal connections and operate terminal HFC entered into 15-year MVC of 100 KBPD with HEP, which commenced in Q3 2021 Cushing Connect Joint Venture Asset Description HEP formed a 50/50 JV with Plains All American Pipeline, L.P. (PAA) consisting of: • New build, 50-mile, 160 KBPD common carrier crude pipeline from Cushing to Tulsa • 1.5 million barrels of crude storage in Cushing Terminal in-service Q2 2020 Pipeline in-service Q3 2021 Strategic Rationale Generates HEP growth while providing long-term control of a strategic asset Insources HFC’s logistics spend to HEP New pipeline provides capability to supply 100% of HFC’s Tulsa Refinery crude throughput HFC El Dorado Refinery Crude Capacity 160 KBPD HFC Tulsa Refinery Crude Capacity 140 KBPD Plains Cushing Terminal System Cushing Connect Pipeline JV Osage Pipeline JV 1. See definition page in Appendix.

19 Mississauga Base Oil Plant Base Oil Production Blending & Packaging RACK BACK MarketingDistribution R&D RACK FORWARD VGO/HCB HF Lubricants & Specialty Products Integrated Model from Crude to Finished Products Base Oil White Oils Specialty Products Waxes Finished Lubricants & Greases • Rack Back captures the value between feedstock cost and base oil market prices (elastic index pricing) • Rack Forward captures the value between base oil market prices and product sales revenues from customers (inelastic index pricing) Sales Base Oil Petrolatums Sodium Sulfonates 3rd Party Base Oil Red Giant Facilities Sonneborn Facilities Mississauga Facility

20 HF Lubricants & Specialty Products Our Product Portfolio Serves a Variety of Global End Markets Adhesives Agriculture Construction Automotive Packaging Food & Beverage Forestry & Saw Mill Energy Manufacturing Health & Beauty Heavy Duty Mining Transportation Pharmaceutical Plastic Processors Railroad Waste Operations

21 Brands Product Type • Finished Lubricants & Greases • Specialty Products • Waxes • White Oils • Base Oils • Finished Lubricants & Greases • Waxes • White Oils • Petrolatums • Specialty Products • Finished Products & Greases • Specialty Products • Waxes • Base Oils Customer Base • Consumer Discretionary • Energy • Healthcare • Industrials • Materials • Utilities • Communications • Consumer Discretionary • Consumer Staples • Energy • Healthcare • Industrials • Consumer Staples • Industrials • Materials • Consumer Staples • Industrials • Materials Applications Heavy Duty Engine Oils Hydraulic Lubrication Fluids Lubricants & Protective Greases Petroleum Jellies Food Waxes Cosmetics Locomotive Engine Oils Gear Oils Agriculture Solvents Tire Protectants Candle Waxes Asphalt Modifiers HF Lubricants & Specialty Products Diverse Suite of Products Supplied to Major Industrial and Consumer Brands

22 2021 Product Slate by Volume Finished Lubricants & Greases Petrolatums Waxes White Oils Specialty Products Base Oils Margin Value $/bbl Converting one barrel of Base Oil sales into Finished Product sales results in an average margin uplift of ~$50/bbl Opportunity Across the Value Chain Upgrade Existing Base Oils into Finished Products Base Oils 27% Specialty Products 15% Finished Lubes & Greases 17% White Oils 10% Waxes 5% Petrolatums 3% Coproducts 23% Note: Coproducts consist of Distillates, Intermediates and LPGs.

23 Rack Forward Multiple Up-Lift Segment(s) Multiple Margin Profile Peer Group Refining & Rack Back 5-7x Variable Integrateds: BP, CVX, RDS, XOM Refiners: CLMT, CVI, DK, MPC, PBF, PSX, VLO MLP 6-9x Stable DKL, MPLX, PBFX, PSXP Note: Multiple represents range of EV/EBITDA multiples for referenced peer group. Rack Forward 10-13x Stable FPE GY, IOSP, KWR, NEU, VVV

24 Mid-Cycle Rack Forward Adjusted EBITDA ($ in millions) $265 Target Multiple 11x Enterprise Value ($ in millions) $2,915 Mid-Cycle Rack Forward EBITDA  RF EBITDA Margin 11-16%  Annual SG&A $190 - $200MM  Annual DD&A $80 - $90MM  Upside with Organic Growth and M&A Opportunities 11x multiple in-line with peer group Mid-Cycle Capex: $40 – $50MM HF Lubricants & Specialty Products Note: Illustrative Mid-Cycle EBITDA based on management’s expectations.

25 Environmental, Social, and Governance (ESG) Board leadership provides significant industry expertise, alongside diverse business, financial and EHS expertise • Environmental, Health, Safety, and Public Policy Committee at Board level • 9 of 10 directors independent, including chair • 2 female board members • 2 ethnically diverse board members • Long standing commitment to ethical behavior is inherently tied to how we do business • Code of Business Conduct and Ethics among governing principles Executive compensation strongly aligned with shareholders and long-term performance • ROCE, TSR, Operational Efficiency, and Safety drive performance pay Reduction in GHG emissions • Significant investment in 2 Renewable Diesel Projects: Artesia, New Mexico and Cheyenne, Wyoming. Renewable diesel produces cleaner burning fuel with 50% lower GHG emissions than conventional diesel 35% reduction in combined NOX, SO2, CO, PM2.5 and VOC emissions since 20111 • Purchase of steam from Covanta Tulsa’s Energy-from-Waste power generation process to run the Tulsa refinery • Water conservation projects at Woods Cross refinery recaptures water condensate and reroutes cooling water streams for reuse in our water systems helping reduce fresh water consumption by ~10% • Producing Tier 3 fuels at Woods Cross refinery that when coupled with a Tier 3 vehicle will help reduce sulfur emissions by up to 80% • Development of SonneNatural, 100% vegetable-based products that are 100% natural in origin (ISO 16128 score of 100%) Annual Sustainability Report highlighting ESG efforts1 • 20% reduction in Tier 1 & 2 process safety incidents since 2019 • 34% reduction in Refining (employee and contractor) OSHA injury rate vs 2019 “One HFC Culture” program instilled at every level with focus and commitment to safety, integrity, teamwork, ownership and inclusion • Active volunteering and philanthropic involvement in communities where we operate • Commitment to attracting, retaining and developing a diverse and inclusive workforce • Supporting our employees and communities by investing in racially and ethnically underrepresented groups, women, and veterans through program sponsorships Environmental Social Governance 1. Please see HFC 2020 Sustainability Report for additional ESG related information. https://hollyfrontier.com/sustainability/sustainability-report/default.aspx

A P P E N D I X

2022 Capex Guidance  Refining - $250 – $270 million  Lubricants & Specialties - $45– $60 million  Renewables - $225 – $300 million  Turnarounds & Catalysts - $70 – $100 million  HEP - $55 – $80 million Refining 36% Lubricants & Specialties 7% Renewables 36% Turnarounds & Catalysts 12% HEP 9% 2022 Expected Capex Allocation 27 Note: Reflective of Capex expectations provided in 202110-K filing.

Strong Historical Track Record of Cash Returns 28 • Strong historical track record in returning excess cash to shareholders  Regular quarterly dividend of $0.35 per common share suspended for one year effective with the dividend to be declared in Q2 2021 to help fund Puget Sound Refinery acquisition1  $1 billion HFC share repurchase authorization 1. Acquisition closed on November 1, 2021. 2. Total Cash yield calculated using year end share count- includes regular dividends, special dividends and stock buybacks. Data from public filings and press releases. Dividends are split adjusted reflecting HFC’s two-for-one stock split announced August 3, 2011. 0% 5% 10% 15% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 5.5% 9.2% 8.8% 11.0% 13.8% 6.3% 2.6% 6.8% 9.2% 5.5% 1.1% HFC Total Cash Yield2 % Yield 28

1. Includes availability from $1.35B HFC revolving credit facility & $1.2B HEP revolving credit facility. 2. Includes availability from $1.35B HFC revolving credit facility. HollyFrontier Capital Structure 29 Investment Grade Rating from S&P (BBB-), Moody’s (Baa3), and Fitch (BBB-) Cash and cash equivalents $234 HOLLYFRONTIER CORPORATION HFC 2.625% Senior Notes due 2023 $350 HFC 5.875% Senior Notes due 2026 $1,000 HFC 4.500% Senior Notes due 2030 400 HFC Long Term Debt $1,750 HOLLY ENERGY PARTNERS HEP 5.000% Senior Notes due 2028 $500 HEP Credit Agreement (matures 7/2025) $840 HEP Long Term Debt $1,340 Consolidated Debt (excludes unamortized discount) $3,090 Stockholders Equity (includes NCI) $6,294 Total Capitalization $9,384 Consolidated Debt / Capitalization 33% Consolidated Net Debt / Capitalization 30% Consolidated Total Liquidity1 $1,944 HFC Consolidated Capital Structure As of December 31, 2021 (US$ millions) Cash and Short Term Marketable Securities $220 HFC LONG TERM DEBT HFC 2.625% Senior Notes due 2023 $350 HFC 5.875% Senior Notes due 2026 $1,000 HFC 4.500% Senior Notes due 2030 $400 Total Debt $1,750 Stockholders Equity (excludes NCI) $5,688 Total Capitalization $7,438 HFC Standalone Debt / Capitalization 24% HFC Standalone Net Debt / Capitalization 21% HFC Standalone Liquidity2 $1,570 HFC Standalone Capital Structure As of December 31, 2021 (US$ millions) 29

 Investment Grade Rating - S&P BBB- - Moody’s Baa3 - Fitch BBB-  $234 million in cash as of 12/31/21  $1.75 billion outstanding debt as of 12/31/21 - excludes non-recourse HEP debt  Total debt to capital ratio 24% as of 12/31/21  Target 1x Net Debt/EBITDA (ex HEP) Debt to Capital is calculated by taking total debt (excluding MLP debt) divided by total debt (excluding MLP debt) plus total equity (excluding non-controlling interest). Net Debt to Capital is calculated by taking total net debt (excluding MLP debt) divided by total debt (excluding MLP debt) plus total equity (excluding non-controlling interest) Standalone Peer Group Debt Metrics − 12/31/21 HollyFrontier Credit Profile -10% 0% 10% 20% 30% 40% 50% 60% 70% HFC VLO PSX MPC PBF DK Debt/Cap Net Debt/Cap 30 -5% 0% 5% 10% 15% 20% 25% 30% 2015 2016 2017 2018 2019 2020 2021 HFC Standalone Debt Profile

Definitions Earnings Per Share (EPS): earnings per share is calculated as net income (loss) attributable to stockholders divided by the average number of shares of common stock outstanding. Free Cash Flow: Calculated by taking operating cash flow and subtracting capital expenditures. IDR: Incentive Distribution Rights Internal Rate of Return (IRR): a metric used in capital budgeting to estimate the profitability of potential investments. The internal rate of return is a discount rate that makes the net present value (NPV) of all cash flows from a particular project equal to zero. Includes management’s assumption Lubricant : A solvent neutral paraffinic product used in commercial heavy duty engine oils, passenger car oils and specialty products for industrial applications such as heat transfer, metalworking, rubber and other general process oil. s on future returns. Non GAAP measurements: We report certain financial measures that are not prescribed or authorized by U. S. generally accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non- GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non- GAAP measures we report may not be comparable to those reported by others. Also, we have not reconciled to non-GAAP forward- looking measures or guidance to their corresponding GAAP measures because certain items that impact these measures are unavailable or cannot be reasonably predicted without unreasonable effort. Rack Backward: business segment of HF LSP that captures the value between feedstock cost and base oil market prices (transfer prices to rack forward). Rack Forward: business segment of HF LSP that captures the value between bas oil market prices and product sales revenue from customers. RBOB: Reformulated Gasoline Blendstock for Oxygen Blending Refined Bleached Deodorized Soybean Oil (RBD SBO): primary feedstock for FAME Biodiesel currently in the U.S. accounting for 50% of biodiesel production. Soybean Oil is produced by crushing Soybeans which yield 20% Oil and 80% meal. Crude Soybean Oil is then processed (refined) removing impurities, color and odor. Renewable Diesel (RD): a fuel derived from vegetable oils or animal fats that meets the requirements of ASTM 975. Renewable diesel is distinct from biodiesel. It is produced through various processes, most commonly through hydrotreating, reacting the feedstock with hydrogen under temperatures and pressure in the presence of a catalyst. Renewable Diesel is chemically identical to petroleum based diesel and therefore has no blend limit. Renewable Fuel Standard (RFS): national policy administered by EPA requiring a specified volumes of different renewable fuels (primary categories are ethanol and biodiesel) that must replace petroleum-based transportation fuel. • Renewable Identification Number (RIN): a serial number assigned to each batch of biofuel produced until that gallon is blended with gasoline or diesel resulting in the separation of the RIN to be used for compliance. RIN category (D-code) is assigned for each renewable fuel pathway determined by feedstock, production process and fuel type. • D6 RIN (Renewable Fuel) - corn based ethanol, must reduce lifecycle greenhouse gas emissions by at least 20% • D5 RIN (Advanced Biofuel) – any renewable biomass except corn ethanol that reduces lifecycle greenhouse gas emissions by at least 50% • D4 RIN (Biomass-based Diesel) – biodiesel and renewable diesel, must reduce lifecycle greenhouse gas emissions by at least 50% • Renewable Volume Obligation (RVO): the required volume in gallons of biofuel refiners are obligated to blend into the gasoline and diesel pool. EPA sets volumetric standard which are then converted to percent standards based on EIA’s projected gasoline and diesel consumption. • Equivalence Value (EV): A number used to determine how many RINs can be generated from one gallon of renewable fuel based on the energy content (Btu/gallon) and renewable content of a fuel compared to Ethanol. Ethanol EV is 1.0 RIN per gallon. Biodiesel is 1.5 RINs per gallon and Renewable Diesel is 1.7 RINs per gallon. Sour Crude: Crude oil containing quantities of sulfur greater than 0.4 percent by weight, while “sweet crude oil” means crude oil containing quantities of sulfur equal to or less than 0.4 percent by weight. WCS: Western Canada Select crude oil, made up of Canadian heavy conventional and bitumen crude oils blended with sweet synthetic and condensate diluents. WTI: West Texas Intermediate, a grade of crude oil used as a common benchmark in oil pricing. WTI is a sweet crude oil and has a relatively low density. WTS: West Texas Sour, a medium sour crude oil. BPD: the number of barrels per calendar day of crude oil or petroleum products. Blenders Tax Credit (BTC): Federal tax credit where qualified biodiesel blenders are eligible for an income tax credit of $1.00 per gallon of biodiesel or renewable diesel that is blended with petroleum diesel. Biodiesel (FAME): a fuel derived from vegetable oils or animal fats that meet the requirements of ASTM D 6751. Biodiesel is made through a chemical process called transesterification where glycerin is separated from the fat or vegetable oil leaving behind methyl esters (biodiesel) and byproduct glycerin. In the presentation I also refer to this as traditional biodiesel. California’s Low Carbon Fuel Standard (LCFS): California program that mandates the reduction in the carbon intensity of transportation fuels by 20% by 2030 • Carbon Intensity (CI): the amount of carbon emitted per unit of energy consumed, under LCFS it is a “well-to-wheels” analysis of green house gas emissions in transportation fuel, meaning emissions are quantified from feedstock cultivation through combustion. • California Air Resources Board (CARB): California’s clean air agency that administers the LCFS program. • California Reformulated Gasoline Blendstock for Oxygenate Blending (CARBOB): a petroleum-derived liquid which is intended to be, or is represented as, a product that will constitute California gasoline upon the addition of a specified type and percentage (or range of percentages) of oxygenate to the product after the product has been supplied from the production or import facility at which it was produced or imported. CAGR: The compound annual growth rate is calculated by dividing the ending value by the beginning value, raise the result to the power of one divided by the period length, and subtract one from the subsequent result. CAGR is the mean annual growth rate of an investment over a specified period of time longer than one year. Debt-To-Capital: A measurement of a company's financial leverage, calculated as the company's long term debt divided by its total capital. Debt includes all long-term obligations. Total capital includes the company's debt and shareholders' equity. Distributable Cash Flow: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts separately presented in HEP’s consolidated financial statements, with the general exception of maintenance capital expenditures. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of HEP’s operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. It is also used by HEP management for internal analysis and HEP’s performance units. We believe that this measure provides investors an enhanced perspective of the operating performance of HEP’s assets and the cash HEP is generating. HEP’s historical net income for prior years and fiscal quarters is reconciled to distributable cash flow in a footnote to the “Income, Distributable Cash Flow and Volumes” table in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HEP’s Form 10-Ks and 10-Qs or in a footnote to the “Income, Distributable Cash Flow and Volumes” table in HEP’s quarterly earnings releases furnished on Form 8-K, each of which is available at www.hollyenergy.com. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation and amortization. EBITDA is not a calculation provided for under GAAP; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under the section entitled “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier’s 2021 Form 10- K filed February 23, 2022, and HollyFrontier’s quarterly earnings releases furnished on Form 8-K, each of which is available on our website, www.hollyfrontier.com. Adjusted EBITDA: EBITDA plus adjustments for extraordinary items, other unusual or non-recurring items, each as determined in accordance with GAAP and identified in the financial statements, such as inventory valuation adjustments, gain on sale of real property, goodwill or long-lived asset impairments, pro rata share of HEP’s gain on sales-type leases or loss on early extinguishment of debt, severance or restructuring costs, acquisition integration and regulatory costs, or gain on tariff settlements. Adjusted EBITDA is not a calculation based upon GAAP. However, the amounts included in the Adjusted EBITDA calculation are derived from amounts included in our consolidated financial statements. Adjusted EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Adjusted EBITDA is not necessarily comparable to similarly titled measures of other companies. Adjusted EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. Adjusted EBITDA is reconciled to net income under the section entitled “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier’s quarterly earnings releases furnished on Form 8-K, each of which is available on our website, www.hollyfrontier.com. 31

HollyFrontier Index 32 32 1. West Region includes Puget Sound Refinery starting November 1, 2021. Please see p. 33 for disclaimer and www.HollyFrontier.com/investor-relations for most current version. 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22* 436,000 350,000 391,000 380,000 348,000 416,000 416,000 421,000 490-510k *Anticipated crude charge based on guidance provided in the 2021 10-K and 2/23/2022 earnings call Refining Index Jan Feb Mar 1Q22 Apr May Jun 2Q22 Jul Aug Sep 3Q22 Oct Nov Dec 4Q22 MidCon $17.00 West $23.82 Jan Feb Mar 1Q21 Apr May Jun 2Q21 Jul Aug Sep 3Q21 Oct Nov Dec 4Q21 MidCon $11.22 $14.82 $20.77 $15.60 $20.00 $19.63 $17.21 $18.95 $21.11 $22.38 $18.49 $20.66 $18.22 $13.96 $15.85 $16.01 West1 $13.87 $16.40 $29.23 $19.83 $25.89 $28.65 $23.83 $26.12 $31.05 $31.44 $29.06 $30.52 $31.69 $33.65 $29.12 $31.49 Base Oil Index Jan Feb Mar 1Q22 Apr May Jun 2Q22 Jul Aug Sep 3Q22 Oct Nov Dec 4Q22 Group I $41.79 Group II $34.16 Group III $139.16 Jan Feb Mar 1Q21 Apr May Jun 2Q21 Jul Aug Sep 3Q21 Oct Nov Dec 4Q21 Group I $36.07 $45.99 $74.09 $52.05 $106.68 $111.77 $113.02 $110.49 $117.97 $121.17 $118.78 $119.31 $99.86 $82.82 $68.83 $83.84 Group II $38.08 $47.99 $78.76 $54.94 $112.04 $116.55 $119.95 $116.18 $128.59 $132.34 $127.29 $129.41 $110.53 $88.87 $64.86 $88.09 Group III $69.76 $78.47 $101.05 $83.09 $133.35 $141.02 $155.15 $143.17 $178.26 $186.41 $178.44 $181.04 $165.69 $154.08 $153.72 $157.83 3Q 2021 Crude Charge WTI Based 321 Crack 1Q 2022 2Q 2022 3Q 2022 4Q 2021 4Q 2021 4Q 2022 WTI Based 321 Crack 1Q 2021 2Q 2021 3Q 2021 VGO Based Base Oil Crack 1Q 2022 2Q 2022 3Q 2022 4Q 2022 VGO Based Base Oil Crack 1Q 2021 2Q 2021

HFC Index Disclosure 33 HFC's actual pricing and margins may differ from benchmark indicators due to many factors. For example: • Crude Slate differences – HFC runs a wide variety of crude oils across its refining system and crude slate may vary quarter to quarter. • Product Yield differences – HFC’s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics, crude slate, and operational downtime. • Other differences including but not limited to secondary costs such as product and feedstock transportation costs, purchases of environmental credits, quality differences, location of purchase or sale, and hedging gains/losses. Moreover, the presented indicators are generally based on spot sales, which may differ from realized contract prices. Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. MidCon Indicator: (100% Group 3: Sub-octane and ULSD) – WTI West Indicator: 40% Navajo: (50% El Paso Subgrade, 50% Phoenix CBG; 50% El Paso ULSD, 50% Phoenix ULSD) – WTI 15% Woods Cross: (60% Salt Lake City Regular Gasoline, 40% Las Vegas Regular Gasoline; 80% Salt Lake City ULSD, 20% Las Vegas ULSD) – WTI 45% Puget Sound: (100% Pacific Northwest Sub-octane; 100% Pacific Northwest ULSD) - WTI Lubricants Index Appendix HFC's actual pricing and margins differ from benchmark indicators due to many factors. For example: • Retail/Distribution- HFC and PCLI use commodity base oils to produce finished lubricants, specialty products and white oils that are sold into the retail market worldwide and have a wide variety of price ranges. Feedstock differences – HFC runs a variety of vacuum gas oil streams and hydrocracker bottms across its refining system and feedstock slate may vary quarter to quarter. • Product Yield differences – HFC’s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics and feedstocks. Other differences including, but not limited to secondary costs such as product and feedstock transportation costs, quality differences and location of purchase or sale. Moreover, the presented indicators are generally based on spot commodity base oil sales, which may differ from realized contract prices. • Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. Group I Base Oil Indicator: (50% Group I SN150, 50% Group I SN500)-VGO Group II Base Oil Indicator: (33.3% Group II N100, 33.3% Group II N220, 33.3% Group II N600)-VGO Group III Base Oil Indicator: (33.3% Group III 4cst, 33.3% Group III 6cst, 33.3% Group III 8cst)-VGO VGO: (US Gulf Coast Low Sulfur Vacuum Gas Oil) 33

HollyFrontier Corporation (NYSE: HFC) 2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 954-6510 www.hollyfrontier.com Craig Biery | Vice President, Investor Relations investors@hollyfrontier.com 214-954-6510 Trey Schonter | Investor Relations investors@hollyfrontier.com 214-954-6510